ANNEX D TO THE SECOND AMENDMENT

TO THE SECURITIES PURCHASE AGREEMENT

[FORM OF NOTE]

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF APRIL 17, 2007 AMONG SATELLITE FUND II, L.P., SATELLITE FUND IV, L.P., SATELLITE FUND V, LLC AND THE APOGEE GROUP, LLC AND NATIONAL CITY BANK (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE “SENIOR AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY AEROCENTURY CORP. (THE “COMPANY”) PURSUANT TO THAT CERTAIN SECOND AMENDED AND RESTATED CREDIT AGREEMENT (THE “CREDIT AGREEMENT”) DATED AS OF APRIL 17, 2007 AMONG THE COMPANY, THE SENIOR AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE OTHER FINANCING DOCUMENTS (AS DEFINED IN THE CREDIT AGREEMENT) AS SUCH CREDIT AGREEMENT AND OTHER FINANCING DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

AEROCENTURY CORP.

16% Senior Subordinated Note due December 30, 2011

No. R-                                                                                                                              [Date]

$_______________

AEROCENTURY CORP. (together with its respective successors, the “Issuer”), a Delaware corporation, for value received, hereby promises to pay to _________________, or registered assigns, the principal amount of ______________ DOLLARS ($_______) on December 30, 2011, with interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid balance of such principal amount at the rate of 16% per annum, from the date hereof, payable monthly on the last day of each month, commencing on May 31, 2007 (each such date, an “Interest Payment Date”) until the principal hereof shall have become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at the rate of 18.00% per annum “Default Rate”) until paid, payable monthly as aforesaid or, at the option of the holder hereof, on demand and, upon acceleration of this Note, together with the Applicable Premium of Make-Whole Amount specified in the Securities Purchase Agreement hereinafter referred to, as liquidated damages and not as a penalty; provided that in no event shall the amount payable as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto.  Payment of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Securities Purchase Agreement hereinafter referred to, and such payments shall be overdue for purposes hereof if not made on the originally scheduled date of payment therefor, without giving effect to any applicable grace period.  In case an Event of Default (as defined in the Securities Purchase Agreement) shall occur and be continuing, the unpaid balance of the principal of this Note shall bear interest at the Default Rate and may be declared and become due and payable in the manner and with the effect provided in the Securities Purchase Agreement.

This Note is one of the Issuer’s 16% Senior Subordinated Notes due December 30, 2011, limited to $14,000,000 aggregate principal amount, issued pursuant to that certain Securities Purchase Agreement dated April 17, 2007 (as amended from time to time, the “Securities Purchase Agreement”), and the holder thereof is entitled to the benefits of the Securities Purchase Agreement and the other Operative Documents referred to in the Securities Purchase Agreement and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

This Note is subject to prepayment only as specified in the Securities Purchase Agreement.

This Note is in registered form and is transferable only by surrender hereof at the principal executive office of the Issuer as provided in the Securities Purchase Agreement.  The Issuer may treat the person in whose name this Note is registered on the Note register maintained at such office pursuant to the Securities Purchase Agreement as the owner hereof for all purposes, and the Issuer shall not be affected by any notice to the contrary.

The parties hereto, including the maker and all guarantors and endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

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THIS NOTE AND THE SECURITIES PURCHASE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE DOMESTIC SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTS OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION.

AEROCENTURY CORP.

By:

Name:

Title:

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FORM OF ASSIGNMENT

[To be signed only upon transfer of Note]

For value received, the undersigned hereby sells, assigns and transfers unto ____________ the within Note, and appoints __________________ Attorney to transfer such Note on the books of AEROCENTURY CORP. (together with its successors), with full power of substitution in the premises.

Date:

(Signature must conform in all respects to name of Holder as specified on the face of the Note)

Signed in presence of

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